Exhibit 99.1

FULTON FINANCIAL
CORPORATION

FOR IMMEDIATE RELEASE
Media Contact: Laura Wakeley (717) 291-2616
Investor Contact: Mark McCollom (717) 327-2567

Fulton Financial Announces Second Quarter Earnings

(July 21, 2020) – Lancaster, PA – Fulton Financial Corporation (NASDAQ:FULT) (“Fulton” or the “Corporation”) reported net income of $40 million, or $0.24 per diluted share, for the second quarter of 2020.

“COVID-19 continues to have a significant impact on our world and our company,” said E. Philip Wenger, Chairman and CEO, “however, we are pleased with what Fulton was able to achieve in the second quarter during this period of great uncertainty. Our earnings were strong, with lower credit losses and relatively stable fee income and expenses. And our employees have done an outstanding job, continuing to support our customers through this challenging and ever-changing environment."

Net Interest Income and Balance Sheet

Net interest income for the second quarter of 2020 was $153 million, a decrease of $8 million from the first quarter of 2020, driven by lower yields on loans and other interest-earning assets. Net interest margin for the second quarter of 2020 decreased 40 basis points, to 2.81% from 3.21% in the first quarter of 2020.
Total average assets for the second quarter of 2020 were $24.1 billion, an increase of $1.9 billion from the first quarter of 2020. Average loans, net of unearned income, of $18.3 billion increased $1.5 billion from the first quarter of 2020. The increase was principally due to loans originated under the Paycheck Protection Program ("PPP"), which were $1.9 billion as of June 30, 2020.
Average loans and yields, by type, for the second quarter of 2020 in comparison to the first quarter of 2020 are summarized in the following table:

	Three months ended
	June 30, 2020		March 31, 2020		Growth
	Balance	Yield (1)	Balance	Yield (1)	$	%
	(dollars in thousands)
Average Loans, net of unearned income, by type:
Real estate - commercial mortgage	$6,875,872	3.47%	$6,746,766	4.20%	$129,106	1.9%
Commercial and industrial	5,710,145	3.35%	4,446,750	4.21%	1,263,395	28.4%
Real estate - residential mortgage	2,769,682	3.88%	2,670,019	3.97%	99,663	3.7%
Real estate - home equity	1,271,190	3.91%	1,300,132	4.73%	(28,942)	(2.2)%
Real estate - construction	941,079	3.53%	929,529	4.13%	11,550	1.2%
Consumer	465,728	4.17%	466,415	4.34%	(687)	(0.1)%
Equipment lease financing	284,658	3.44%	284,566	4.32%	92	0.0%
Other	13,443	N/A	15,890	N/A	(2,447)	(15.4)%
Total Average Loans, net of unearned income	$18,331,797	3.52%	$16,860,067	4.23%	$1,471,730	8.7%

(1) Presented on a fully-taxable equivalent basis using a 21% Federal tax rate and statutory interest expense disallowances.

Total average liabilities increased $1.9 billion, from the first quarter of 2020 driven by increases in noninterest-bearing demand deposits. Average deposits and interest rates, by type, for the second quarter of 2020 in comparison to the first quarter of 2020 are summarized in the following table:

	Three months ended
	June 30, 2020		March 31, 2020		Growth
	Balance	Rate	Balance	Rate	$	%
	(dollars in thousands)
Average Deposits, by type:
Noninterest-bearing demand	$5,789,788	0.00%	$4,307,027	0.00%	$1,482,761	34.4%
Interest-bearing demand	5,103,419	0.17%	4,649,905	0.49%	453,514	9.8%
Savings	5,446,368	0.25%	5,127,662	0.56%	318,706	6.2%
Total average demand and savings	16,339,575	0.14%	14,084,594	0.36%	2,254,981	16.0%
Brokered	312,121	0.54%	275,359	1.57%	36,762	13.4%
Time	2,624,962	1.71%	2,761,474	1.84%	(136,512)	(4.9)%
Total Average Deposits	$19,276,658	0.36%	$17,121,427	0.62%	$2,155,231	12.6%

Asset Quality

The provision for credit losses for the second quarter of 2020 was $20 million, which reflects current expected credit losses based on forecasted economic and other assumptions, including the estimated impacts of COVID-19, over the remaining expected lives of financial assets and off-balance-sheet credit exposures.
Non-performing assets were $145 million, or 0.59% of total assets, at June 30, 2020, a decrease from both March 31, 2020 and June 30, 2019.

Annualized net charge-offs (recoveries) for the quarter ended June 30, 2020 were 0.09% of total average loans, compared to 0.26% and (0.04)% for the quarters ended March 31, 2020 and June 30, 2019, respectively.

Non-interest Income

Non-interest income in the second quarter of 2020, excluding investment securities gains, was $53 million, a decrease of $2 million, or 3%, from the first quarter of 2020, primarily driven by a decline in overdraft and wealth management fees, partially offset by higher mortgage banking income.
Mortgage banking income increased $4 million from the first quarter of 2020, reflecting the net result of a $10 million increase in gains on mortgage loan sales due largely to higher refinance activity, partially offset by a $7 million mortgage servicing rights impairment charge recorded in the second quarter of 2020 as a result of rapidly declining interest rates and related increases in current and expected levels of prepayments. A $1 million mortgage servicing rights impairment charge was recorded in the first quarter of 2020.
Compared to the second quarter of 2019, non-interest income, excluding investment securities gains, decreased $1 million or 2% in the second quarter of 2020 due mainly to declines in overdraft fees, merchant and card income and wealth management fees, partially offset by an increase in mortgage banking and capital markets income.
Net investment securities gains of $3 million were realized in the second quarter of 2020, related to a limited balance sheet restructuring that included $3 million of prepayment penalties recorded in non-interest expense for the redemption of FHLB advances.

Non-interest Expense

Non-interest expense was $143 million in the second quarter of 2020, relatively unchanged compared to the first quarter of 2020. The $3 million prepayment penalty on redemption of FHLB advances as well as an increase in salaries and employee benefits, were offset by decreases in multiple categories.
Compared to the second quarter of 2019, non-interest expenses decreased $1 million, or 1% due primarily to decreases in other outside services, occupancy and marketing, partially offset by increases in salaries and employee benefits and the FHLB prepayment penalty.

Income Tax Expense

The effective income tax rate for the second quarter of 2020 was 14%, as compared to 10% and 14% for the first quarter of 2020 and second quarter of 2019, respectively. The increase in the effective income tax rate compared to the first quarter of 2020 resulted from the increase in income before income taxes.

Additional information on Fulton is available on the Internet at www.fult.com.

Safe Harbor Statement

This news release may contain forward-looking statements with respect to the
Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results.
Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation's website (www.fult.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Non-GAAP Financial Measures

The Corporation uses certain non-GAAP financial measures in this earnings release. These non-GAAP financial measures are reconciled to the most comparable GAAP measures in tables at the end of this release.

FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
in thousands, except per-share data and percentages
	Three months ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2020	2020	2019	2019	2019
Ending Balances
Investments	$2,974,813	$3,141,440	$2,867,378	$2,705,610	$2,853,358
Loans, net of unearned income	18,704,722	17,077,403	16,837,526	16,686,866	16,368,458
Total assets	24,617,863	22,929,859	21,886,040	21,703,618	21,308,670
Deposits	19,884,208	17,365,026	17,393,913	17,342,717	16,388,895
Shareholders' equity	2,340,501	2,285,748	2,342,176	2,324,016	2,308,798

Average Balances
Investments	$3,096,632	$3,071,828	$2,830,999	$2,829,672	$2,790,392
Loans, net of unearned income	18,331,797	16,860,067	16,768,057	16,436,507	16,316,076
Total assets	24,139,116	22,252,099	21,812,438	21,457,800	21,057,030
Deposits	19,276,658	17,121,428	17,449,565	16,950,667	16,375,457
Shareholders' equity	2,309,133	2,337,016	2,341,397	2,315,585	2,301,258

Income Statement
Net interest income	$152,754	$160,746	$159,270	$161,260	$164,544
Provision for credit losses	19,570	44,030	20,530	2,170	5,025
Non-interest income	55,922	54,644	55,281	59,813	54,316
Non-interest expense	143,006	142,552	138,974	146,770	144,168
Income before taxes	46,101	28,808	55,047	72,133	69,667
Net income	39,559	26,047	47,789	62,108	59,780
Pre-provision net revenue(1)	67,126	74,374	77,224	76,741	76,115

Per Share
Net income (basic)	$0.24	$0.16	$0.29	$0.38	$0.36
Net income (diluted)	$0.24	$0.16	$0.29	$0.37	$0.35
Cash dividends	$0.13	$0.13	$0.17	$0.13	$0.13
Shareholders' equity (tangible)(1)	$11.15	$10.84	$11.00	$10.91	$10.63
Weighted average shares (basic)	161,715	163,475	164,135	165,324	168,343
Weighted average shares (diluted)	162,267	164,417	165,039	166,126	169,168

Asset Quality(2)
Net charge-offs (recoveries) to average loans (annualized)	0.09%	0.26%	0.65%	0.15%	(0.04)%
Non-performing loans to total loans	0.75%	0.82%	0.84%	0.81%	0.90%
Non-performing assets to total assets	0.59%	0.64%	0.68%	0.66%	0.73%
ACL - loans(3) to total loans	1.37%	1.40%	0.97%	1.00%	1.04%
ACL - loans(3) to non-performing loans	183%	170%	116%	122%	115%
Non-performing assets to shareholders' equity (tangible) and ACL - loans (1)(3)	7.04%	7.37%	7.51%	7.35%	7.97%

Asset Quality, excluding PPP(1)(4)
Non-performing loans to total adjusted loans	0.83%
ACL - loans(3) to adjusted total loans	1.53%

Profitability
Return on average assets	0.66%	0.47%	0.87%	1.15%	1.14%
Return on average shareholders' equity	6.89%	4.48%	8.10%	10.64%	10.42%
Return on average shareholders' equity (tangible)(1)	8.99%	5.84%	10.52%	14.03%	13.60%
Net interest margin	2.81%	3.21%	3.22%	3.31%	3.44%
Efficiency ratio(1)	66.4%	64.5%	63.1%	63.6%	64.2%

Capital Ratios
Tangible common equity ratio(1)	7.5%	7.8%	8.5%	8.5%	8.5%
Tier 1 leverage ratio(5)	7.4%	7.9%	8.4%	8.5%	8.7%
Common equity Tier 1 capital ratio(5)	9.5%	9.4%	9.7%	9.6%	10.0%
Tier 1 capital ratio(5)	9.5%	9.4%	9.7%	9.6%	10.0%
Total risk-based capital ratio(5)	14.0%	13.8%	11.8%	12.0%	12.4%

(1) Non-GAAP financial measure. Refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.
(2) Effective January 1, 2020, Fulton adopted Accounting Standards Update 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” referred to as the current expected credit loss model (“CECL”). This accounting standard requires that credit losses for financial assets and off-balance-sheet ("OBS") credit exposures be measured based on expected credit losses, rather than on incurred credit losses as in prior periods.
(3) "ACL - loans" relates to the allowance for credit losses ("ACL") specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.
(4) Asset quality information excluding Paycheck Protection Program (PPP) loans of $1.9 billion at June 30, 2020.
(5) Regulatory capital ratios as of June 30, 2020 are preliminary and prior periods are actual.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2020	2020	2019	2019	2019	2020	2019
ASSETS
Cash and due from banks	$141,702	$181,777	$132,283	$120,671	$107,091	(22.0)%	32.3%
Other interest-earning assets	1,007,939	793,572	482,930	572,499	488,968	27.0%	106.1%
Loans held for sale	77,415	40,645	37,828	33,945	45,754	90.5%	69.2%
Investment securities	2,974,813	3,141,440	2,867,378	2,705,610	2,853,358	(5.3)%	4.3%
Loans, net of unearned income	18,704,722	17,077,403	16,837,526	16,686,866	16,368,458	9.5%	14.3%
Less: ACL - loans	(256,537)	(238,508)	(163,622)	(166,135)	(170,233)	7.6%	50.7%
Net loans	18,448,185	16,838,895	16,673,904	16,520,731	16,198,225	9.6%	13.9%
Premises and equipment	239,596	236,908	240,046	237,344	243,300	1.1%	(1.5)%
Accrued interest receivable	73,720	59,365	60,898	60,447	62,984	24.2%	17.0%
Goodwill and intangible assets	535,039	535,171	535,303	534,178	535,249	—%	—%
Other assets	1,119,454	1,102,086	855,470	918,193	773,741	1.6%	44.7%
Total Assets	$24,617,863	$22,929,859	$21,886,040	$21,703,618	$21,308,670	7.4%	15.5%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$19,884,208	$17,365,026	$17,393,913	$17,342,717	$16,388,895	14.5%	21.3%
Short-term borrowings	572,551	1,386,808	883,241	832,860	1,188,390	(58.7)%	(51.8)%
Other liabilities	525,407	513,811	384,941	477,311	435,171	2.3%	20.7%
FHLB advances and long-term debt	1,295,196	1,378,466	881,769	726,714	987,416	(6.0)%	31.2%
Total Liabilities	22,277,362	20,644,111	19,543,864	19,379,602	18,999,872	7.9%	17.3%
Shareholders' equity	2,340,501	2,285,748	2,342,176	2,324,016	2,308,798	2.4%	1.4%
Total Liabilities and Shareholders' Equity	$24,617,863	$22,929,859	$21,886,040	$21,703,618	$21,308,670	7.4%	15.5%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,934,936	$6,895,069	$6,700,776	$6,604,634	$6,497,973	0.6%	6.7%
Commercial and industrial	5,970,473	4,451,239	4,446,701	4,494,496	4,365,248	34.1%	36.8%
Real estate - residential mortgage	2,862,226	2,718,290	2,641,465	2,570,793	2,451,966	5.3%	16.7%
Real estate - home equity	1,251,455	1,292,677	1,314,944	1,346,115	1,386,974	(3.2)%	(9.8)%
Real estate - construction	972,909	947,768	971,079	913,644	922,547	2.7%	5.5%
Consumer	465,610	468,172	463,164	464,213	452,874	(0.5)%	2.8%
Equipment lease financing and other	247,113	304,188	299,397	292,971	290,876	(18.8)%	(15.0)%
Total Loans, net of unearned income	$18,704,722	$17,077,403	$16,837,526	$16,686,866	$16,368,458	9.5%	14.3%
Deposits, by type:
Noninterest-bearing demand	$6,239,055	$4,531,872	$4,453,324	$4,240,478	$4,226,404	37.7%	47.6%
Interest-bearing demand	5,099,405	4,724,520	4,720,188	4,771,109	4,083,615	7.9%	24.9%
Savings	5,667,893	5,092,865	5,153,941	5,094,387	4,938,998	11.3%	14.8%
Total demand and savings	17,006,353	14,349,257	14,327,453	14,105,974	13,249,017	18.5%	28.4%
Brokered	310,689	313,337	264,531	256,870	246,116	(0.8)%	26.2%
Time	2,567,166	2,702,432	2,801,929	2,979,873	2,893,762	(5.0)%	(11.3)%
Total Deposits	$19,884,208	$17,365,026	$17,393,913	$17,342,717	$16,388,895	14.5%	21.3%
Short-term borrowings, by type:
Customer funding	572,551	461,808	383,241	337,860	338,390	24.0%	69.2%
Federal funds purchased	—	200,000	—	20,000	200,000	N/M	N/M
Short-term FHLB advances	—	725,000	500,000	475,000	650,000	N/M	N/M
Total Short-term Borrowings	$572,551	$1,386,808	$883,241	$832,860	$1,188,390	(58.7)%	(51.8)%

N/M - Not meaningful
(1) "ACL - loans" relates to the ACL specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from		Six months ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30	Jun 30
	2020	2020	2019	2019	2019	2020	2019	2020	2019	% Change
Interest Income:
Interest income	$180,696	$199,378	$202,159	$208,413	$210,034	(9.4)%	(14.0)%	$380,074	$414,734	(8.4)%
Interest expense	27,942	38,632	42,889	47,153	45,490	(27.7)%	(38.6)%	66,574	86,875	(23.4)%
Net Interest Income	152,754	160,746	159,270	161,260	164,544	(5.0)%	(7.2)%	313,500	327,859	(4.4)%
Provision for credit losses	19,570	44,030	20,530	2,170	5,025	(55.6)%	N/M	63,600	10,125	N/M
Net Interest Income after Provision	133,184	116,716	138,740	159,090	159,519	14.1%	(16.5)%	249,900	317,734	(21.3)%
Non-Interest Income:
Wealth management	13,407	15,055	14,419	13,867	14,153	(10.9)%	(5.3)%	28,462	27,392	3.9%
Mortgage banking	9,964	6,234	5,076	6,658	6,593	59.8%	51.1%	16,198	11,365	42.5%
Consumer banking:
Card	4,966	4,685	4,991	5,791	5,047	6.0%	(1.6)%	9,651	9,733	(0.8)%
Overdraft	2,107	4,058	4,750	4,682	4,413	(48.1)%	(52.3)%	6,165	8,517	(27.6)%
Other consumer banking	2,065	2,496	2,688	2,860	2,907	(17.3)%	(29.0)%	4,561	5,494	(17.0)%
Total consumer banking	9,138	11,239	12,429	13,333	12,367	(18.7)%	(26.1)%	20,377	23,744	(14.2)%
Commercial banking:
Merchant and card	5,326	5,624	5,841	6,166	6,512	(5.3)%	(18.2)%	10,950	12,070	(9.3)%
Cash management	4,503	4,742	4,697	4,696	4,638	(5.0)%	(2.9)%	9,245	8,999	2.7%
Capital markets	5,004	5,075	5,939	4,448	4,053	(1.4)%	23.5%	10,079	6,568	53.5%
Other commercial banking	1,914	2,978	3,664	3,478	3,815	(35.7)%	(49.8)%	4,892	6,631	(26.2)%
Total commercial banking	16,748	18,419	20,141	18,788	19,018	(9.1)%	(11.9)%	35,167	34,268	2.6%
Other	3,660	3,651	3,216	2,675	2,009	0.2%	82.2%	7,311	4,056	80.3%
Non-interest income before investment securities gains	52,917	54,598	55,281	55,321	54,140	(3.1)%	(2.3)%	107,515	100,825	6.6%
Investment securities gains, net	3,005	46	—	4,492	176	N/M	N/M	3,051	241	N/M
Total Non-Interest Income	55,922	54,644	55,281	59,813	54,316	2.3%	3.0%	110,566	101,066	9.4%
Non-Interest Expense:
Salaries and employee benefits	81,012	80,228	76,975	78,211	78,991	1.0%	2.6%	161,240	156,748	2.9%
Net occupancy	13,144	13,486	13,080	12,368	14,469	(2.5)%	(9.2)%	26,630	27,378	(2.7)%
Data processing and software	12,193	11,645	11,468	11,590	11,268	4.7%	8.2%	23,838	21,621	10.3%
Other outside services	7,600	7,881	8,215	12,163	11,259	(3.6)%	(32.5)%	15,481	19,611	(21.1)%
Equipment	3,193	3,418	3,475	3,459	3,299	(6.6)%	(3.2)%	6,611	6,641	(0.5)%
Professional fees	3,331	4,202	2,873	3,331	2,970	(20.7)%	12.2%	7,533	6,930	8.7%
Marketing	1,303	1,579	1,503	3,322	2,863	(17.5)%	(54.5)%	2,882	5,023	(42.6)%
Amortization of tax credit investments	1,450	1,450	1,505	1,533	1,492	—%	(2.8)%	2,900	2,983	(2.8)%
FDIC insurance	2,133	2,808	2,177	239	2,755	(24.0)%	(22.6)%	4,941	5,364	(7.9)%
Intangible amortization	132	132	142	1,071	107	—%	23.4%	264	214	23.4%
Prepayment penalty on FHLB advances	2,878	—	—	4,326	—	N/M	N/M	2,878	—	N/M
Other	14,637	15,723	17,561	15,157	14,695	(6.9)%	(0.4)%	30,360	29,479	3.0%
Total Non-Interest Expense	143,006	142,552	138,974	146,770	144,168	0.3%	(0.8)%	285,558	281,992	1.3%
Income Before Income Taxes	46,101	28,808	55,047	72,133	69,667	60.0%	(33.8)%	74,909	136,808	(45.2)%
Income tax expense	6,542	2,761	7,258	10,025	9,887	136.9%	(33.8)%	9,303	20,366	(54.3)%
Net Income	$39,559	$26,047	$47,789	$62,108	$59,780	51.9%	(33.8)%	$65,606	$116,442	(43.7)%

PER SHARE:
Net income:
Basic	$0.24	$0.16	$0.29	$0.38	$0.36	50.0%	(33.3)%	$0.40	$0.69	(42.0)%
Diluted	0.24	0.16	0.29	0.37	0.35	50.0%	(31.4)%	0.40	0.68	(41.2)%
Cash dividends	0.13	0.13	0.17	0.13	0.13	—%	—%	$0.26	$0.26	—%

Weighted average shares (basic)	161,715	163,475	164,135	165,324	168,343	(1.1)%	(3.9)%	162,582	169,109	(3.9)%
Weighted average shares (diluted)	162,267	164,417	165,039	166,126	169,168	(1.3)%	(4.1)%	163,326	170,042	(3.9)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three months ended
	June 30, 2020			March 31, 2020			June 30, 2019
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
	Balance	(1)	Rate	Balance	(1)	Rate	Balance	(1)	Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$18,331,797	$160,613	3.52%	$16,860,067	$177,496	4.23%	$16,316,076	$190,694	4.69%
Taxable investment securities	2,200,870	15,171	2.76%	2,284,457	16,294	2.85%	2,348,443	15,935	2.71%
Tax-exempt investment securities	830,836	6,737	3.23%	720,223	5,960	3.29%	444,227	4,141	3.70%
Total Investment Securities	3,031,706	21,908	2.89%	3,004,680	22,254	2.96%	2,792,670	20,076	2.87%
Loans held for sale	55,608	509	3.66%	27,178	320	4.71%	24,568	350	5.71%
Other interest-earning assets	815,910	766	0.38%	602,270	2,532	1.69%	409,617	2,168	2.12%
Total Interest-earning Assets	22,235,021	183,796	3.32%	20,494,195	202,602	3.97%	19,542,931	213,288	4.37%

Noninterest-earning assets:
Cash and due from banks	153,728			138,248			116,285
Premises and equipment	240,417			239,619			240,666
Other assets	1,761,038			1,590,666			1,321,057
Less: ACL - loans(2)	(251,088)			(210,629)			(163,909)
Total Assets	$24,139,116			$22,252,099			$21,057,030

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$5,103,419	$2,219	0.17%	$4,649,905	$5,643	0.49%	$4,186,280	$8,173	0.78%
Savings deposits	5,446,368	3,331	0.25%	5,127,662	7,110	0.56%	4,925,788	10,550	0.86%
Brokered deposits	312,121	422	0.54%	275,359	1,073	1.57%	246,154	1,582	2.58%
Time deposits	2,624,962	11,145	1.71%	2,761,474	12,614	1.84%	2,816,424	12,245	1.74%
Total Interest-bearing Deposits	13,486,870	17,118	0.51%	12,814,400	26,440	0.83%	12,174,646	32,550	1.07%

Short-term borrowings	707,771	517	0.29%	1,303,047	4,073	1.25%	941,504	4462	1.89%
FHLB advances and long-term debt	1,361,421	10,307	3.03%	1,063,214	8,119	3.06%	1,051,919	8,480	3.23%
Total Interest-bearing Liabilities	$15,556,062	$27,942	0.72%	$15,180,661	$38,632	1.02%	$14,168,069	$45,492	1.29%

Noninterest-bearing liabilities:
Demand deposits	5,789,788			4,307,027			4,200,810
Total Deposits/Cost of Deposits	19,276,658		0.36%	17,121,427		0.62%	16,375,456		0.80%
Other	484,133			427,395			386,893
Total Liabilities	$21,829,983			$19,915,083			$18,755,772
Total Interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	21,345,850		0.53%	19,487,688		0.80%	18,368,879		0.93%

Shareholders' equity	2,309,133			2,337,016			2,301,258
Total Liabilities and Shareholders' Equity	$24,139,116			$22,252,099			$21,057,030

Net interest income/net interest margin (fully taxable equivalent)		155,854	2.81%		163,970	3.21%		167,796	3.44%
Tax equivalent adjustment		(3,100)			(3,224)			(3,252)
Net interest income		$152,754			$160,746			$164,544

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL (UNAUDITED):
dollars in thousands

	Three months ended					% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2020	2020	2019	2019	2019	2020	2019

Loans, by type:
Real estate - commercial mortgage	$6,875,872	$6,746,766	$6,561,029	$6,489,456	$6,424,213	1.9%	7.0%
Commercial and industrial	5,710,145	4,446,750	4,574,047	4,414,992	4,440,860	28.4%	28.6%
Real estate - residential mortgage	2,769,682	2,670,019	2,606,136	2,512,899	2,366,685	3.7%	17.0%
Real estate - home equity	1,271,190	1,300,132	1,331,088	1,364,161	1,404,141	(2.2)%	(9.5)%
Real estate - construction	941,079	929,529	934,556	905,060	943,080	1.2%	(0.2)%
Consumer	465,728	466,415	464,606	457,524	445,666	(0.1)%	4.5%
Equipment lease financing and other	298,101	300,456	296,595	292,415	291,431	(0.8)%	2.3%
Total Loans, net of unearned income	$18,331,797	$16,860,067	$16,768,057	$16,436,507	$16,316,076	8.7%	12.4%

Deposits, by type:
Noninterest-bearing demand	$5,789,788	$4,307,027	$4,324,568	$4,247,820	$4,200,810	34.4%	37.8%
Interest-bearing demand	5,103,419	4,649,905	4,699,040	4,448,112	4,186,280	9.8%	21.9%
Savings	5,446,368	5,127,662	5,205,260	5,026,316	4,925,788	6.2%	10.6%
Total demand and savings	16,339,575	14,084,594	14,228,868	13,722,248	13,312,878	16.0%	22.7%
Brokered	312,121	275,359	261,689	253,426	246,154	13.4%	26.8%
Time	2,624,962	2,761,474	2,959,008	2,974,993	2,816,425	(4.9)%	(6.8)%
Total Deposits	$19,276,658	$17,121,427	$17,449,565	$16,950,667	$16,375,457	12.6%	17.7%

Short-term borrowings, by type:
Customer funding	$546,716	$428,240	$377,529	$332,893	$344,867	27.7%	58.5%
Federal funds purchased	74,231	186,868	91,467	101,022	181,769	(60.3)%	(59.2)%
Short-term FHLB advances and other borrowings	86,824	687,937	248,815	485,782	414,868	(87.4)%	(79.1)%
Total Short-term borrowings	$707,771	$1,303,045	$717,811	$919,697	$941,504	(45.7)%	(24.8)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Six months ended June 30
	2020			2019
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$17,595,932	$338,110	3.86%	$16,255,562	$376,816	4.67%
Taxable investment securities	2,242,663	31,465	2.81%	2,317,257	31,370	2.71%
Tax-exempt investment securities	775,530	12,698	3.26%	444,180	8,291	3.71%
Total Investment Securities	3,018,193	44,163	2.92%	2,761,437	39,661	2.87%
Loans held for sale	41,393	829	4.00%	20,523	590	5.76%
Other interest-earning assets	709,091	3,297	4.31%	388,016	4,170	2.16%
Total Interest-earning Assets	$21,364,609	$386,399	3.63%	$19,425,538	$421,237	4.36%

Noninterest-earning assets:
Cash and due from banks	145,988			113,504
Premises and equipment	240,019			238,905
Other assets	1,675,849			1,259,388
Less: allowance for loan losses	(230,858)			(162,624)
Total Assets	$23,195,607			$20,874,711

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$4,876,662	$8,020	0.33%	$4,170,221	$15,692	0.76%
Savings deposits	5,287,015	10,441	0.40%	4,919,357	20,512	0.84%
Brokered deposits	293,756	1,495	1.02%	233,244	2,964	2.56%
Time deposits	2,693,202	23,602	1.76%	2,791,216	23,071	1.67%
Total Interest-bearing Deposits	$13,150,635	$43,558	0.67%	$12,114,038	$62,239	1.04%

Short-term borrowings	1,005,409	4,590	0.91%	881,115	8,044	1.83%
FHLB advances and long-term debt	1,212,318	18,426	3.04%	1,027,328	16,594	3.24%
Total Interest-bearing Liabilities	$15,368,362	$66,574	0.87%	$14,022,481	$86,877	1.25%

Noninterest-bearing liabilities:
Demand deposits	5,048,408			4,211,782
Total Deposits/Cost of Deposits	18,199,043		0.48%	16,325,820		0.77%
Other	455,763			357,170
Total Liabilities	$20,872,533			$18,591,433
Total Interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	20,416,770		0.65%	18,234,263		0.96%

Shareholders' equity	2,323,074			2,283,278
Total Liabilities and Shareholders' Equity	$23,195,607			$20,874,711

Net interest income/net interest margin (fully taxable equivalent)		319,825	3.01%		334,360	3.46%
Tax equivalent adjustment		(6,325)			(6,501)
Net interest income		$313,500			$327,859

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL (UNAUDITED):
dollars in thousands

	Six months ended June 30
	2020	2019	% Change

Loans, by type:
Real estate - commercial mortgage	$6,811,318	$6,401,305	6.4%
Commercial and industrial	5,078,448	4,451,342	14.1%
Real estate - residential mortgage	2,719,851	2,321,897	17.1%
Real estate - home equity	1,285,661	1,418,776	(9.4)%
Real estate - construction	935,304	936,699	(0.1)%
Consumer	466,071	435,131	7.1%
Equipment lease financing and other	299,279	290,412	3.1%
Total Loans, net of unearned income	$17,595,932	$16,255,562	8.2%

Deposits, by type:
Noninterest-bearing demand	$5,048,408	$4,211,782	19.9%
Interest-bearing demand	4,876,662	4,170,221	16.9%
Savings	5,287,015	4,919,357	7.5%
Total demand and savings	15,212,085	13,301,360	14.4%
Brokered	293,756	233,244	25.9%
Time	2,693,202	2,791,216	(3.5)%
Total Deposits	$18,199,043	$16,325,820	11.5%

Short-term borrowings, by type:
Customer funding	$487,478	$356,767	36.6%
Federal funds purchased	130,549	169,514	(23.0)%
Short-term FHLB advances and other borrowings	387,382	354,834	9.2%
Total Short-term Borrowings	$1,005,409	$881,115	14.1%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three months ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2020	2020	2019	2019	2019
Allowance for credit losses related to Loans, net of unearned income:
Balance at beginning of period	$238,508	$163,620	$166,135	$170,233	$162,109

Impact of adopting CECL	—	45,724	—	—	—

Loans charged off:
Commercial and industrial	(3,480)	(10,899)	(30,547)	(7,181)	(1,895)
Real estate - commercial mortgage	(2,324)	(855)	(68)	(394)	(230)
Consumer and home equity	(1,303)	(1,529)	(1,416)	(1,375)	(1,001)
Real estate - residential mortgage	(235)	(187)	(223)	(533)	(134)
Real estate - construction	(17)	—	—	(45)	(3)
Equipment lease financing and other	(688)	(533)	(727)	(600)	(448)
Total loans charged off	(8,047)	(14,003)	(32,981)	(10,128)	(3,711)
Recoveries of loans previously charged off:
Commercial and industrial	2,978	1,734	2,487	2,311	2,680
Real estate - commercial mortgage	95	244	1,453	444	169
Consumer and home equity	649	646	437	348	802
Real estate - residential mortgage	112	85	206	440	211
Real estate - construction	—	70	1,098	164	1,245
Equipment lease financing and other	92	108	182	107	148
Recoveries of loans previously charged off	3,926	2,887	5,863	3,814	5,255
Net loans (charged off) recovered	(4,121)	(11,116)	(27,118)	(6,314)	1,544
Provision for credit losses	22,150	40,280	24,603	2,216	6,580
Balance at end of period	$256,537	$238,508	$163,620	$166,135	$170,233
Net charge-offs (recoveries) to average loans (annualized)	0.09%	0.26%	0.65%	0.15%	(0.04)%

Allowance credit losses related to OBS Credit Exposures(1)
Balance at beginning of period	$18,963	$2,588	$6,662	$6,708	$8,263
Impact of adopting CECL	—	12,625	—	—	—
Provision for credit losses	(2,580)	3,750	(4,074)	(46)	(1,555)
Balance at end of period	$16,383	$18,963	$2,588	$6,662	$6,708

NON-PERFORMING ASSETS:
Non-accrual loans	$125,037	$120,345	$125,098	$124,287	$133,118
Loans 90 days past due and accruing	14,767	19,593	16,057	11,689	14,598
Total non-performing loans	139,804	139,938	141,155	135,976	147,716
Other real estate owned	5,418	6,593	6,831	7,706	7,241
Total non-performing assets	$145,222	$146,531	$147,986	$143,682	$154,957

NON-PERFORMING LOANS, BY TYPE:
Commercial and industrial	$39,730	$41,318	$49,491	$37,126	$47,260
Real estate - commercial mortgage	42,374	36,538	37,279	45,710	43,850
Real estate - residential mortgage	22,887	25,832	22,411	20,150	21,659
Consumer and home equity	11,911	11,226	11,026	11,012	12,378
Real estate - construction	4,525	4,379	4,306	4,312	4,632
Equipment lease financing and other	18,377	20,645	16,642	17,666	17,937
Total non-performing loans	$139,804	$139,938	$141,155	$135,976	$147,716

(1) The allowance for credit losses related to OBS Credit Exposures is presented in "other liabilities" on the consolidated balance sheets.

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:	This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three months ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2020	2020	2019	2019	2019
Shareholders' equity (tangible), per share
Shareholders' equity	$2,340,501	$2,285,748	$2,342,176	$2,324,016	$2,308,798
Less: Goodwill and intangible assets	(535,039)	(535,171)	(535,303)	(534,178)	(535,249)
Tangible shareholders' equity (numerator)	$1,805,462	$1,750,577	$1,806,873	$1,789,838	$1,773,549

Shares outstanding, end of period (denominator)	161,958	161,435	164,218	164,036	166,903

Shareholders' equity (tangible), per share	$11.15	$10.84	$11.00	$10.91	$10.63

Return on average shareholders' equity (tangible)
Net income	$39,559	$26,047	$47,789	$62,108	$59,780
Plus: Intangible amortization, net of tax	104	104	112	846	85
(Numerator)	$39,663	$26,151	$47,901	$62,954	$59,865

Average shareholders' equity	$2,309,133	$2,337,016	$2,341,397	$2,315,585	$2,301,258
Less: Average goodwill and intangible assets	(535,103)	(535,235)	(534,190)	(535,184)	(535,301)
Average tangible shareholders' equity (denominator)	$1,774,030	$1,801,781	$1,807,207	$1,780,401	$1,765,957

Return on average shareholders' equity (tangible), annualized	8.99%	5.84%	10.52%	14.03%	13.60%

Tangible Common Equity to Tangible Assets (TCE Ratio)
Shareholders' equity	$2,340,501	$2,285,748	$2,342,176	$2,324,016	$2,308,798
Less: Goodwill and intangible assets	(535,039)	(535,171)	(535,303)	(534,178)	(535,249)
Tangible shareholders' equity (numerator)	$1,805,462	$1,750,577	$1,806,873	$1,789,838	$1,773,549

Total assets	$24,617,863	$22,929,859	$21,886,040	$21,703,618	$21,308,670
Less: Goodwill and intangible assets	(535,039)	(535,171)	(535,303)	(534,178)	(535,249)
Total tangible assets (denominator)	$24,082,824	$22,394,688	$21,350,737	$21,169,440	$20,773,421

Tangible Common Equity to Tangible Assets	7.50%	7.82%	8.46%	8.45%	8.54%

Efficiency ratio
Non-interest expense	$143,006	$142,552	$138,974	$146,770	$144,168
Less: Intangible amortization	(132)	(132)	(142)	(1,071)	(107)
Less: Amortization of tax credit investments	(1,450)	(1,450)	(1,505)	(1,533)	(1,492)
Less: Prepayment penalty of FHLB advances	(2,878)	—	—	(4,326)	—
Non-interest expense (numerator)	$138,546	$140,970	$137,327	$139,840	$142,569

Net interest income (fully taxable equivalent)	$155,854	$163,970	$162,479	$164,517	$167,794
Plus: Total Non-interest income	55,922	54,644	55,281	59,813	54,316
Less: Investment securities gains, net	(3,005)	(46)	—	(4,492)	(176)
Net interest income (denominator)	$208,771	$218,568	$217,760	$219,838	$221,934

Efficiency ratio	66.4%	64.5%	63.1%	63.6%	64.2%

Non-performing assets to shareholders' equity (tangible) and ACL - loans(1)
Non-performing assets (numerator)	$145,222	$146,531	$147,986	$143,682	$154,957

Tangible shareholders' equity	$1,805,462	$1,750,577	1,806,873	1,789,838	$1,773,549
Plus: ACL - loans	256,537	238,508	163,622	166,135	170,233
Tangible shareholders' equity and ACL - loans (denominator)	$2,061,999	$1,989,085	$1,970,495	$1,955,973	$1,943,782

Non-performing assets to tangible shareholders' equity and ACL - loans	7.04%	7.37%	7.51%	7.35%	7.97%

Asset Quality, excluding PPP
Non-performing loans (numerator)	$139,804	$139,938	$141,155	$135,976	$147,716

Loans, net of unearned income	$18,704,722	$17,077,403	$16,837,526	$16,686,866	$16,368,458
Less: PPP loans	(1,937,034)	—	—	—	—
Total adjusted loans (denominator)	$16,767,688	$16,767,688	$16,767,688	$16,767,688	$16,767,688

Non-performing loans to adjusted total loans	0.83%	0.83%	0.84%	0.81%	0.88%

ACL - loans (numerator)	$256,537	$238,508	163,622	166,135	$170,233

Loans, net of unearned income	$18,704,722	$17,077,403	$16,837,526	$16,686,866	$16,368,458
Less: PPP loans	(1,937,034)	—	—	—	—
Total adjusted loans (denominator)	$16,767,688	$17,077,403	$16,837,526	$16,686,866	$16,368,458

ACL - loans to adjusted total loans	1.53%	1.40%	0.97%	1.00%	1.04%

Pre-provision net revenue
Net interest income	$152,754	$160,746	$159,270	$161,260	$164,544
Non-interest income	55,922	54,644	55,281	59,813	54,316
Less: Investment securities gains, net	(3,005)	(46)	—	(4,492)	(176)
Total revenue	$205,671	$215,344	$214,551	$216,581	$218,684

Non-interest expense	$143,006	$142,552	$138,974	$146,770	$144,168
Less: Prepayment penalty of FHLB advances	(2,878)	—	—	(4,326)	—
Less: Amortization on tax credit investments	(1,450)	(1,450)	(1,505)	(1,533)	(1,492)
Less: Intangible amortization	(132)	(132)	(142)	(1,071)	(107)
Total non-interest expense	$138,546	$140,970	$137,327	$139,840	$142,569

Pre-provision net revenue	$67,126	$74,374	$77,224	$76,741	$76,115

Note: numbers may not sum due to rounding.
(1) "ACL - loans" relates to the ACL specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.